# Consolidated Drivers

| *Dollars in millions* | Segment Profit | | CFFO | |
|---|---|---|---|---|
| | Low | High | Low | High |
| **2003** | 1,326 | 1,326 | 770 | 770 |
| Interest savings | - | - | 340 | 400 |
| Gains on Asset Sales | (337) | (337) | - | - |
| Impairments | 220 | 220 | - | - |
| Power | - | 150 | - | 150 |
| Other | (109) | 41 | (110) | (20) |
| **2004** | **1,100** | **1,400** | **1,000** | **1,300** |
| Interest savings | - | - | 50 | 200 |
| E&P improvements | 75 | 110 | 150 | 200 |
| Other | 125 | 90 | 100 | (100) |
| **2005** | **1,300** | **1,600** | **1,300** | **1,600** |
| Interest savings | - | - | 20 | 70 |
| E&P improvements | 50 | 50 | 75 | 90 |
| Other | 50 | 50 | 5 | (60) |
| **2006** | **1,400** | **1,700** | **1,400** | **1,700** |